THE UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2007

PRIME MORTGAGE TRUST 2007-1
(Exact name of issuing entity as specified in its charter)

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of depositor as specified in its charter)

EMC MORTGAGE CORPORATION
(Exact name of sponsor as specified in its charter)

Delaware	333-140247-05	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Not applicable

	(d)	Exhibits:

Exhibit No.	Description
99.1	Servicing Agreement, dated March 1, 2007, between Structured Asset Mortgage Investments II Inc., as owner and EMC Mortgage Corporation, as servicer.

Exhibit No.	Description
99.2
Purchase, Warranties and Servicing Agreement, dated as of February 1, 2006, between EMC Mortgage Corporation, as purchaser and Mid America Bank, FSB, as company, amended by Amendment Number One to the Purchase, Warranties and Servicing Agreement, dated  as February 1, 2006.

Exhibit No.	Description
99.3	Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between EMC Mortgage Corporation, as purchaser and Wells Fargo Bank, N.A., as company.

Exhibit No.	Description
99.4
Assignment, Assumption and Recognition Agreement dated as of March 30, 2007, among Structured Asset Mortgage Investments II Inc. as assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 and EMC Mortgage Corporation as company.

Exhibit No.	Description
99.5
Assignment, Assumption and Recognition Agreement dated as of March 30, 2007, among EMC Mortgage Corporation as assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 and Mid America Bank, fsb as company.

Exhibit No.	Description
99.6
Assignment, Assumption and Recognition Agreement dated as of March 30, 2007, among EMC Mortgage Corporation as assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 and Wells Fargo Bank, N.A. as company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

By:	/s/ Baron Silverstein
Name:	Baron Silverstein
Title:	Vice President

Dated: August 16, 2007

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description

99.1	Servicing Agreement, dated March 1, 2007, between Structured Asset Mortgage Investments II Inc., as owner and EMC Mortgage Corporation, as servicer.

99.2
Purchase, Warranties and Servicing Agreement, dated as of February 1, 2006, between EMC Mortgage Corporation, as purchaser and Mid America Bank, FSB, as company, amended by Amendment Number One to the Purchase, Warranties and Servicing Agreement, dated  as February 1, 2006.

99.3	Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between EMC Mortgage Corporation, as purchaser and Wells Fargo Bank, N.A., as company.

99.4
Assignment, Assumption and Recognition Agreement dated as of March 30, 2007, among Structured Asset Mortgage Investments II Inc. as assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 and EMC Mortgage Corporation as company.

99.5
Assignment, Assumption and Recognition Agreement dated as of March 30, 2007, among EMC Mortgage Corporation as assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 and Mid America Bank, fsb as company.

99.6
Assignment, Assumption and Recognition Agreement dated as of March 30, 2007, among EMC Mortgage Corporation as assignor, U.S. Bank National Association, not individually but solely as trustee for the holders of Prime Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1 and Wells Fargo Bank, N.A. as company.